UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2010

INGERSOLL-RAND PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, the Compensation Committee of Ingersoll-Rand plc (the “Company”) approved the 2009 annual incentive compensation awards (payable in February 2010) for the Company’s Named Executive Officers (Messrs. Henkel, Lamach, Shawley, Bolch and Ms. Nachtigal, collectively the “NEOs”) under the Company’s Annual Incentive Matrix (“AIM”) Program and the equity awards under the Company’s Incentive Stock Plan of 2007. The 2009 annual incentive compensation awards were as follows:

AIM Program

H.L. Henkel*	$2,446,000
Chairman of the Board

M.W. Lamach**	$850,927
President and Chief Executive Officer

S.R. Shawley	$668,586
Senior Vice President and Chief Financial Officer

J.R. Bolch	$359,505
Senior Vice President

P. Nachtigal	$482,708
Senior Vice President and General Counsel

*	Mr. Henkel served as Chairman of the Board and Chief Executive Officer until February 3, 2010.
**	Mr. Lamach was elected President and Chief Executive Officer on February 3, 2010. Prior to that, Mr. Lamach served as President and Chief Operating Officer (February 2009-February 2010), Senior Vice President and President, Trane Commercial (June 2008-February 2009), and Senior Vice President and President, Security Technologies (2004-08).

Stock Option Program

Mr. Henkel	675,000 options at an exercise price of $31.59 per share
Mr. Lamach	250,000 options at an exercise price of $31.59 per share
Mr. Shawley	41,406 options at an exercise price of $31.59 per share
Mr. Bolch	26,858 options at an exercise price of $31.59 per share
Ms. Nachtigal	24,620 options at an exercise price of $31.59 per share

Restricted Share Unit (RSU) Program

Mr. Henkel	0 RSUs
Mr. Lamach	0 RSUs
Mr. Shawley	14,640 RSUs
Mr. Bolch	9,497 RSUs
Ms. Nachtigal	8,705 RSUs

Performance Share Program***

Mr. Henkel	0 Target PSUs
Mr. Lamach	87,048 Target PSUs
Mr. Shawley	29,280 Target PSUs
Mr. Bolch	18,992 Target PSUs
Ms. Nachtigal	17,410 Target PSUs

***	Represents target number of Performance Share Units (PSUs). The actual number of shares to be issued, which could range from 0 to two times the initial target amount, will depend upon, among other things, the Company’s financial performance during the relevant performance period relative to companies in the S&P 500 Industrial Index. The shares, if any, will be issued in February 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC
(Registrant)

Date: February 18, 2010	/s/ PATRICIA NACHTIGAL
Patricia Nachtigal
Senior Vice President and General Counsel

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